SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported): 9-25-03


Credit Suisse First Boston Mortgage Acceptance Corp.
(Exact name of registrant as specified in its charter)


          Delaware                      333-65554-10          13-3460894
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On 9-25-03 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
     the Commission, the Monthly Report dated     9-25-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated            9-25-03


Irwin Whole Loan Home Equity Trust
Home Equity Loan-Backed Notes
Series 2003-A

STATEMENT TO CERTIFICATEHOLDERS




                           Original      Beginning
                        Certificate    Certificate    Principal        Interest
Class         Cusip      Face Value   Balance  (1) Distribution    Distribution
A-1       464187AK9    111500000.00    82585829.78   5349321.50       114496.08
A-2       464187AQ6     27950000.00    20702008.45   1340928.57        33157.72
A-IO      464187AL7     17100000.00    17100000.00         0.00       142500.00
M-1       464187AM5     16000000.00    16000000.00         0.00        29760.00
M-2       464187AN3     12000000.00    12000000.00         0.00        33686.67
B         464187AP8     10743706.81    10743706.81         0.00        42649.53
CE              N/A            0.00           0.00         0.00       711545.62

Total                  178193706.81   142031545.04   6690250.07      1107795.62


                          Interest         Ending
      Realized Loss      Shortfall    Certificate
       of Principal         Amount    Balance (1)
Class
A-1            0.00            0.00    77236508.28
A-2            0.00            0.00    19361079.88
A-IO           0.00            0.00    17100000.00
M-1            0.00            0.00    16000000.00
M-2            0.00            0.00    12000000.00
B              0.00            0.00    10743706.81
CE              N/A            0.00           0.00

Total          0.00            0.00   135341294.97

AMOUNTS PER $1,000 UNIT
                                         Interest                       Ending
              Prin             Int  Carry-forward         Total          Cert.
Class Distribution    Distribution         Amount  Distribution        Balance
A-1       47.97598         1.02687        0.00000     49.00285       692.70411
A-2       47.97598         1.18632        0.00000     49.16230       692.70411
A-IO       0.00000         8.33333        0.00000      8.33333      1000.00000
M-1        0.00000         1.86000        0.00000      1.86000      1000.00000
M-2        0.00000         2.80722        0.00000      2.80722      1000.00000
B          0.00000         3.96972        0.00000      3.96972      1000.00000



                   Current
                   Pass-Through
Class              Interest Rate
A-1                          1.610%
A-2                          1.860%
A-IO                        10.000%
M-1                          2.160%
M-2                          3.260%
B                            4.610%

Principal Distributions:
Beginning Balance                                                  146486387.71
     Scheduled Principal                                              255093.38
     Prepayments (Includes Curtailments)                             6123082.20
     Net Liquidation Proceeds                                           3328.57
     Loan Purchase Prices                                                  0.00
     Total Principal Remittance                                      6381504.15
     Net Realized Losses                                              308745.92
Ending Balance                                                     139796137.64
Ending Count                                                               3202

Overcollateralization Amount                                         4454842.67
Targeted Overcollateralization Amount                                4454842.67

Scheduled Interest  - Current Period - Net of Servicing Fee          1417945.37

Servicing Fee                                                         122071.99
Trustee Fee                                                             1403.83

Certificate Distribution Amount                                       711545.62

Trigger Event                                                                NO

Deposit to Basis Risk Reserve Fund                                         0.00
Basis Risk Reserve Fund Balance                                        25000.00

Class A-1 Basis Risk Shortfall                                             0.00
Class A-2 Basis Risk Shortfall                                             0.00
Class M Basis Risk Shortfall                                               0.00
Class B Basis Risk Shortfall                                               0.00

Delinquency Information

30-59 del          60-89 del                      90 or more  del
 Cnt           Bal             Cnt            Bal          Cnt             Bal
  55        2093471             16          625077          38          1924377

*Note:above statistics do not incl loans in FC, BK or REO.


Outstanding Loans  Foreclosure                    REO
 Cnt           Bal             Cnt            Bal          Cnt             Bal
3,202     139796138              2          273341           0                0

Current Delinquency Rate (60+days)                                     2.01922%
Rolling Three Month Delinquency Rate (60+days)                         1.75990%

Number of Loans Repurchased                                                0.00
Principal Balance of Loans Repurchased                                     0.00

Realized Losses incurred during the related Due Period                308745.92
Cumulative Realized Losses since Startup Day                          684904.31

Weighted Average Gross Coupon of Mortgage Loans                       13.54824%
Weighted Average Net Coupon of Mortgage Loans                         12.53674%

Senior Enhancement Percentage                                         30.90110%

Principal Balance of Liquidated Loans                                 312074.49


     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Credit Suisse First Boston Mortgage Acceptance Corp.


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee